UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2021

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 3, 2021, STAG Industrial, Inc. (the “Company”) held its annual meeting of stockholders. The matters on which the stockholders voted, in person or by proxy, were:

1.	the election of nine directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.	the approval, by non-binding vote, of the Company’s executive compensation.

The nine nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved and executive compensation was approved. The results of the voting were as follows:

Proposal 1: Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin S. Butcher	118,889,936	4,672,893	839,530	15,153,835
Jit Kee Chin	123,280,101	403,178	719,080	15,153,835
Virgis W. Colbert	120,510,675	3,046,129	845,555	15,153,835
Michelle Dilley	122,202,623	1,491,676	708,060	15,153,835
Jeffrey D. Furber	120,809,364	2,747,192	845,803	15,153,835
Larry T. Guillemette	121,211,549	2,347,146	843,664	15,153,835
Francis X. Jacoby III	120,846,762	2,714,215	841,382	15,153,835
Christopher P. Marr	122,279,922	1,275,148	847,289	15,153,835
Hans S. Weger	121,217,766	2,338,873	845,720	15,153,835

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,525,817	3,918,731	111,646	-0-

Proposal 3: Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,837,817	3,987,355	577,187	15,153,835

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel
and Secretary

Dated: May 7, 2021